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                                  EXHIBIT 10.21







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                      SERVICING AND INTERCREDITOR AGREEMENT

                                  by and among

                      THE NATIONAL CITY BANK OF EVANSVILLE,
                                  as Servicer,


                               PRINCESA PARTNERS,
                                   as Borrower

                                       and

           each of the Lenders set forth on the signature page hereto

                                   FOR A LOAN
                                       to
                                PRINCESA PARTNERS

                          Dated as of October 22, 1998


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                                TABLE OF CONTENTS

(This Table of Contents is not a part of this Servicing and Intercreditor Agreement and is for convenience of reference only.)

                                                                                                               Page
                                                                                                               ----

ARTICLE I Definitions.............................................................................................1

ARTICLE II Relationship of Parties................................................................................4
         Section 2.1 Pari Passu Interests.........................................................................4
         Section 2.2 Disgorgement.................................................................................4
         Section 2.3 Services Fee.................................................................................4

ARTICLE III Loan Documents........................................................................................4
         Section 3.1 Lenders' Representations.....................................................................4
         Section 3.2 Lenders' Consent.............................................................................5

ARTICLE IV Administration.........................................................................................7
         Section 4.1 Appointment and Authorization................................................................7
         Section 4.2 Note Holders.................................................................................8
         Section 4.3 Consultation with Counsel....................................................................8
         Section 4.4 Loan Documents...............................................................................8
         Section 4.5 Servicer, Lenders and Their Affiliates.......................................................8
         Section 4.6 Action by Servicer...........................................................................8
         Section 4.7 Credit Analysis..............................................................................9
         Section 4.8 Notices of Event of Default, Etc.............................................................9
         Section 4.9 Indemnification..............................................................................9
         Section 4.10 Disbursement, Collections and Servicing of Loan............................................10
         Section 4.11 Advice to Lenders..........................................................................11
         Section 4.12 Merger of Servicer.........................................................................11
         Section 4.13 Successor Servicer.........................................................................11
         Section 4.14 Servicer's Right to Retain Fee; Offset.....................................................11
         Section 4.15 Communications and Meetings with Lenders...................................................12
         Section 4.16 Mutilated, Lost, Stolen, Destroyed or Undelivered Notes....................................13

ARTICLE V Miscellaneous..........................................................................................13
         Section 5.1 Amendments..................................................................................13
         Section 5.2 Jurisdiction................................................................................13



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                      SERVICING AND INTERCREDITOR AGREEMENT

                  This Servicing and Intercreditor Agreement (hereinafter referred to as this "Agreement") is made and entered into as of the 22nd day of October, 1998, by and among PRINCESA PARTNERS (the "Borrower"), THE NATIONAL CITY BANK OF EVANSVILLE (the "Servicer"), and each of the lenders set forth on the signature page hereto (collectively, the "Lenders" and each a "Lender").

                                    Recitals

                  A. The Borrower has requested that the Lenders lend to Borrower $8,400,000 for the purposes described and defined in a certain Loan Agreement of even date herewith among the Borrower and the Lenders (the "Loan Agreement").

                  B. The Lenders have agreed to lend to the Borrower the aggregate principal amount of $8,400,000 pursuant to certain Notes (as defined in the Loan Agreement), subject to the conditions set forth in the Loan Agreement.

                  C. The Lenders desire to employ the Servicer to receive and distribute to the Lenders all payments required to be made by the Borrower with respect to the Loan, to give notices and provide other information from the Borrower to, and obtain consents from, the Lenders and to exercise, on behalf of the Lenders, the rights and remedies of the Lenders under the Loan Agreement and related documents upon the occurrence of an Event of Default.

                  NOW, THEREFORE, in consideration of the foregoing Recitals and the terms and conditions set forth below, the parties hereto agree as follows:

                                    ARTICLE I
                                   Definitions

                  "Accredited Investor" has the meaning assigned to such term by Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

                  "Bayfront" means Bayfront Ventures, a Florida general partnership.

                  "Bayfront Agreement" has the meaning assigned to such term in
         Section 1.1 of the Loan Agreement.

                  "Collateral" has the meaning assigned to such term in the Security Agreement.

                  "Collections" means all monies or other property hereafter received by the Servicer on account of the Loan including all payments and other sums realized from:

                     (i) any Security (including insurance proceeds in respect thereof);



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                     (ii)  the Borrower to the Lenders;

                     (iii) any Guarantor or Bayfront;

                     (iv) the exercise of any remedies or foreclosure by the Servicer or the Lenders of any lien, security interest, claim or right of setoff with respect to the Security or any deposit balance or other property of the Borrower; and

                     (v)   Enforcement Procedures.

                  "Enforcement Procedures" means any action taken by the Servicer or a Lender upon an Event of Default.

                  "Event of Default" has the meaning assigned to such term in
         Section 1.1 of the Loan Agreement.

                  "Extraordinary Expenses" means all reasonable out-of-pocket costs, expenses (including without limitation court costs, attorneys' fees and legal expenses, including costs, fees and expenses of appeal, whether or not any of the foregoing costs and expenses are reimbursable by the Borrower, so long as the Borrower has not paid or reimbursed the Servicer therefor), taxes, assessments, insurance premiums, any charges required by the Loan Documents to be paid, or expenses which are necessary or desirable to protect or preserve any Collateral, and any and all other out-of-pocket expenses which are incurred by the Servicer including the fees and costs of any professionals hired by the Servicer (and not promptly paid or reimbursed by the Borrower) at any time or from time to time hereafter, in connection with:

                     (i)   the collection or enforcement of the Loan;

                     (ii)  the preservation of the Security;

                     (iii) the collection or enforcement of liabilities owed by the Borrower to any Lenders;

                     (iv) the sale, disposition or other realization upon or the recovery of possession of any Security;

                     (v)   any Enforcement Procedures; or

                     (vi) the filing and prosecution of a complaint with respect to any of the above matters or the defense of any claim, actual or threatened, by the Borrower, a receiver or trustee in bankruptcy for, or other representative of, the Borrower or third party, for, on account of, or with respect to the Loan or the Loan Documents, whether to cover damages for business interference, for liabilities or debts of the Borrower, for alleged preferences or fraudulent

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                  conveyances or transfers received or alleged to have been
                  received from any Person as a result of the Loan or in connection with any Collections, or otherwise.

                  "Gross Facility Revenues" has the meaning assigned to such term in Section 1.1 of the Loan Agreement.

                  "Guarantor" has the meaning assigned to such term in Section
         1.1 of the Loan Agreement.

                  "Guaranty" has the meaning assigned to such term in Section
         1.1 of the Loan Agreement.

                  "Loan" has the meaning assigned to such term in Section 1.1 of the Loan Agreement.

                  "Loan Agreement" means the Loan Agreement of even date herewith, by and among the Borrower and the Lenders, as the same may from time to time be amended or supplemented in accordance with the terms hereof and thereof.

                  "Loan Documents" means this Agreement, the Notes, the Mortgage, the Security Agreement, the Loan Agreement, the Bayfront Agreement, the Guaranties and all amendments, supplements and replacements thereof and thereto and promissory notes and agreements executed and delivered by the Borrower in renewal, substitution or restatement thereof, each as delivered or to be delivered to the Servicer pursuant to the terms of the Loan Agreement.

                  "Mortgage" has the meaning ascribed to such term in Section
         1.1 of the Loan Agreement.

                  "Notes" has the meaning assigned to such term in the Loan Agreement.

                  "Person" means any individual, corporation, partnership, limited liability company, joint venture, firm, association, joint stock company, trust, unincorporated organization, government, or any agency, instrumentality or political subdivision thereof, or any other entity, whether acting in an individual, fiduciary or other capacity.

                  "Security" means the Vessel, the Collateral and the Gross Facility Revenues.

                  "Security Agreement" means the Security Agreement of even date herewith given by the Borrower for the benefit of the Lenders.

                  "Servicer" means The National City Bank of Evansville, its permitted successors and assigns pursuant to the provisions of this Agreement.

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                  "Super-Majority Interest" means those Lenders who in the
         aggregate hold at least 66% of the total outstanding principal amount of the Loan.

                  "Vessel" has the meaning assigned to such term in the Loan Agreement.

                                   ARTICLE II
                             Relationship of Parties

                  Section 2.1 Pari Passu Interests. The respective interests of each Lender in and to the Loan, the Security and the Collections shall be pari passu and no Lender shall have any priority over the other. Each Lender agrees that if it shall, by exercising any right of setoff or counterclaim or otherwise, receive payment of all or any portion of the aggregate amount of principal and interest due with respect to the Loan, or fees, costs or expenses in connection therewith, such Lender shall pay the same over to the Servicer, for distribution by the Servicer among the Lenders as Collections in accordance with this Agreement.

                  Section 2.2 Disgorgement. If the Servicer is required to refund to the Borrower, trustee in bankruptcy, a receiver or any other Person (on account of a preference or otherwise) any amount in connection with this Agreement, then each Lender shall pay to the Servicer its pro rata share of the refund.

                  Section 2.3 Services Fee. For its services hereunder, the Servicer shall be entitled to a fee at the rate of 1/4 of 1 percent (.25%), per annum of the principal amount of the Loan outstanding from time to time, such fee to be payable by the Lenders to the Servicer only from Collections.

                                   ARTICLE III
                                 Loan Documents

                  Section 3.1 Lenders' Representations. Each Lender acknowledges, agrees and represents as follows:

                  (a) The Servicer shall hold and administer the Collections and other Security in its name for the benefit of the Lenders.

                  (b) Such Lender has received and made a complete examination of copies of all Loan Documents it requires and approves of the form and content of the same.

                  (c) Such Lender has been provided with or granted access to all of the financial and other information that it has requested or believes to be necessary to enable it to make an independent and informed judgment with respect to the Security and the Borrower and the desirability of lending money to the Borrower.

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                  (d) Such Lender has, without reliance on the Servicer, Dain
         Rauscher Incorporated or their officers, employees or agents, and based upon such documents and information as such Lender has deemed appropriate, made its own credit analysis and decision to enter into the Loan Agreement.

                  (e) Such Lender's execution and delivery of this Agreement and the other Loan Documents and making of its Loan to the Borrower do not constitute a violation of any agreement, law, statute, regulation, decree or decision (including any legal lending limits) which is binding on such Lender.

                  (f) Such Lender is an Accredited Investor.

                  (g) Such Lender is making its portion of the Loan for its own account and not with a view to the distribution thereof.

                  (h) Such Lender understands that the Notes and the interests in the Loan might be deemed securities, and such Lender agrees that it will not transfer, assign or participate any interest in its Note or in any portion of the Loan in violation of any law, including the Securities Act of 1933, as amended.

                  (i) The Servicer, Dain Rauscher Incorporated and their officers, employees or agents make no warranty or representation, and shall not be responsible for any statement, warranty or representation made, in connection with the Security or any document in connection with the Loan. Without limiting the generality of the foregoing, each Lender acknowledges that neither the Servicer nor Dain Rauscher Incorporated has made any guaranty of repayment, it being understood that the Lenders shall look only to the Collections and to the Security for repayment of the Loan.

                  Section 3.2 Lenders' Consent.

                  (a) Consents Required. Unless otherwise provided in this Agreement or the other Loan Documents, the Servicer may only take action with respect to the Loan Documents and the Security with the consent of a Super-Majority Interest. No Lender shall be entitled to exercise any rights and remedies with respect to any Event of Default, to accelerate the Note or Notes held by such Lender or enter into any agreement to forbear from exercising any rights and remedies with respect to any Event of Default except with the approval of Lenders holding a Super-Majority Interest. In addition, Lenders holding a Super-Majority Interest may require that such rights and remedies be exercised or that the Lenders agree to forbear from exercising such rights and remedies upon the occurrence of an Event of Default. Upon the occurrence of an Event of Default and the election by the Super-Majority Interest to pursue or to forbear from rights and remedies, the Lenders who in the aggregate hold at least 50% in aggregate outstanding principal amount of the Loan shall have the

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         right, by an instrument or concurrent instruments in writing delivered to the Servicer, to direct the method of conducting all remedial proceedings or any forbearance to be taken by the Lenders, including, without limitation, whether all or any portion of the Security should be acquired or realized upon and whether any such acquisition should be made by a transfer in lieu of foreclosure or by purchase at foreclosure sale or otherwise. All workout agreements, modification agreements, bankruptcy plans, and other plans or actions taken with respect to a default, shall likewise be subject to approval by the Lenders holding at least 50% in aggregate outstanding principal amount of the Loan. At the request of such Lenders, the Servicer shall prepare and file all necessary plans, objections, lawsuits, arbitration proceedings, and other proceedings in connection with any such default. The Lenders holding at least 50% in aggregate outstanding principal amount of the Loan shall also have the right to approve budgets of costs to be incurred in connection with the default, including, without limitation, attorneys' fees and other costs and expenses proposed to be incurred by the Servicer, and the Servicer shall conduct any actions within the budgets submitted and so approved or amendments thereto approved by the Lenders holding at least 50% in aggregate outstanding principal amount of the Loan, provided that such directions shall not be otherwise than in accordance with the law and the provisions of the Loan Documents.

                  (b) Corrective Actions. The Servicer may, at any time without the consent of the Lenders, subject to the conditions and restrictions set forth in the Loan Documents, enter into supplements of the Loan Documents for any one or more of the following purposes:

                      (i) to correct or amplify the description of any property subject to the lien of the Loan Documents;

                      (ii) to grant to the Servicer one or more additional properties as security for the Loan; or

                      (iii) to cure any ambiguity, or to cure, correct or
                  supplement any defective or inconsistent provision contained therein.

                  (c) No Obligation to Advance Funds. Nothing herein shall be construed as requiring the Servicer to advance its own funds to prevent or cure an Event of Default or effectuate an Enforcement Procedure.

                  (d) No Obligation to Take Action. Except for action expressly required to be taken by the Servicer hereunder and under the other Loan Documents, the Servicer shall be entitled to refrain from taking any action hereunder unless it shall be indemnified to its satisfaction by the Lenders from any and all liability and expense it may incur by reason of taking such action. Wherever in the Loan Documents

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         provision is made for indemnity by the Lenders, if the Lender or
         Lenders providing such indemnity has an aggregate net worth or net asset value of at least $50,000,000, as set forth in its most recent audited financial statements or as otherwise satisfactorily demonstrated to the Servicer, the Servicer shall not require any indemnity bond or other security for such indemnity. Such indemnity shall be only for those actions or inaction taken or not taken at the actual direction of the Lenders holding the designated proportion of principal of the Loan, as required hereunder. In any case where more than one Lender is providing indemnity, such indemnity shall be several and not joint and, as to each Lender, such indemnity obligation shall not exceed its percentage interest of the outstanding principal amount of the Loan. If provided indemnity, the Servicer shall (i) be required to provide the indemnifying Lenders written notice of any claim which may be covered by the indemnification and, upon request of any indemnifying Lender, to provide to such Lender copies of all documents received by the Servicer in connection therewith; (ii) at the indemnifying Lenders' request, tender to such Lenders control of the defense (and settlement) of any such claim and cooperate with the indemnifying Lenders in such defense; and (iii) have no claim for indemnification for any settlement of any claim unless written notice of such settlement has been first furnished to the indemnifying Lenders and such Lenders shall have consented, in writing, to such settlement.

                  (e) Unanimous Consent Required. Unanimous consent shall be required from all the Lenders to deprive any Lender of the benefit of the lien of the Loan Documents upon any of the Security.

                                   ARTICLE IV
                                 Administration

                  The following provisions shall govern the relationship of the Servicer with the Lenders:

                  Section 4.1 Appointment and Authorization. Each Lender appoints and authorizes the Servicer to take such action as agent on its behalf and to exercise such respective powers under the Loan Documents as are delegated to the Servicer by the terms hereof or thereof, together with such powers as are reasonably incidental thereto. In connection therewith, the Servicer or the Depository shall be named as loss payee and additional insured, on behalf of the Lenders, on all insurance policies required to be obtained by the Borrower pursuant to the Loan Agreement, and the Servicer shall be entitled to receive from the Borrower evidence of all such insurance. Neither the Servicer nor any of its directors, officers or employees, shall be liable for any action taken or omitted to be taken under or in connection with the Loan Documents, except for such Person's own negligence or willful misconduct. The Servicer shall act as an independent contractor in performing its obligations as Servicer hereunder, and nothing herein contained shall be deemed to create a fiduciary relationship among or between the Servicer, the Borrower or the Lenders.

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                  Section 4.2 Note Holders. The Servicer may treat the payee of any Note as the holder of the obligations evidenced thereby until written notice of transfer shall have been filed with it, signed by such payee and in the form attached hereto as Exhibit A.

                  Section 4.3 Consultation with Counsel. The Servicer may consult as to matters of law with legal counsel selected by it and shall not be liable for any action taken or suffered in good faith by it in accordance with the advice of such counsel.

                  Section 4.4 Loan Documents. The Servicer shall not be under the duty to examine or pass upon the validity, effectiveness, genuineness or value of any of the Loan Documents or any other instrument or document furnished pursuant thereto, and the Servicer shall be entitled to assume that the same are valid, effective and genuine and what they purport to be.

                  Section 4.5 Servicer, Lenders and Their Affiliates. With respect to any portion of the Loan to the Borrower made by the Servicer or its affiliates, such parties shall have the same rights and powers under the Loan Documents as any other Lenders and may exercise the same consistent with the terms thereof. The Servicer, any Lender and their respective affiliates may accept deposits from, lend money to, issue letters of credit for the account of and generally engage in any kind of business with the Borrower or any of its affiliates as if it were not the Servicer or a Lender, as the case may be.

                  Section 4.6 Action by Servicer. Except as may otherwise be expressly stated in the Loan Documents, the Servicer shall be entitled to use its discretion with respect to exercising or refraining from exercising any rights which may be vested in it by, or with respect to taking or refraining from taking any action or actions which it may be able to take under or in respect of, the Loan Documents. Except as otherwise provided in the Loan Documents, the Servicer shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instruction of the Super-Majority Interest and indemnification pursuant to
Section 3.2(d), and such instructions shall be binding upon all the Lenders; provided, however, that the Servicer shall not be required to take any action which exposes the Servicer to personal liability or which is contrary to the Loan Documents or applicable law. The Servicer shall incur no liability under or in respect of any of the Loan Documents by acting upon any notice, consent, warranty or other paper or instrument reasonably believed by it to be genuine or authentic or to be signed by the proper party or parties and to be consistent with the terms of this Agreement.

                  Section 4.7 Credit Analysis. Each Lender has made, and shall continue to make, its own independent investigation or evaluation of the operations, business, property and condition, financial and otherwise, of the Borrower in connection with entering into this Agreement and the Loan Agreement and has made its own appraisal of the creditworthiness of the Borrower. Except as required by Section 4.8 hereof or as otherwise explicitly provided herein, the Servicer has no duty or responsibility, either initially or on a continuing

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basis, to provide any Lender with any credit or other information with respect to such operations, business, property, condition or creditworthiness, whether such information comes into its possession on or before the first Event of Default or at any time thereafter.

                  Section 4.8 Notices of Event of Default, Etc. In the event that any Lender shall have acquired actual knowledge of any Event of Default, other than as a result of its receipt of financial statements delivered to it in accordance with the Loan Agreement, such Lender shall promptly give notice thereof to the Servicer. The Servicer shall, promptly upon receipt of any such notice, provide a copy thereof to the other Lenders. Upon receipt from any Lender of a request that the Servicer give notice to the Borrower of the occurrence of an Event of Default, the Servicer shall promptly forward such request to the other Lenders, shall facilitate communication between the Lenders by any necessary and expedient means, and shall take such action and assert such rights under this Agreement and the other Loan Documents as the Lenders holding such portion of the Loan as may be required hereunder shall direct in writing.

                  Section 4.9 Indemnification. Subject to Section 3.2(d) hereof, each Lender agrees to indemnify the Servicer, as Servicer (to the extent not reimbursed by the Borrower; provided that nothing in this provision shall be deemed to increase, decrease or in any way affect the Borrower's liability for reimbursement of costs and expenses of the Servicer or any Lender), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on or incurred by the Servicer in any way relating to or arising out of the Loan Documents or any action taken or omitted by the Servicer under the Loan Documents, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Servicer's negligence or willful misconduct; provided further that no Lender shall be liable for any portion of such liabilities in respect of its Note until the occurrence of an Event of Default. Each Lender's liability hereunder shall equal its proportionate share of the aggregate amount of the Servicer's liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements, with such Lender's proportionate share based on the principal amount that such Lender's Note or Notes bear to the aggregate principal amount of all Notes held by all Lenders who are obligated to contribute to such indemnification. No payment by any Lender under this Section 4.9 shall relieve the Borrower of any of its obligations under the Loan Documents.

                  Section 4.10 Disbursement, Collections and Servicing of Loan.

                  (a) On the Closing Date specified in the Loan Agreement, each Lender shall transfer its portion of the Loan to the Servicer in accordance with the Servicer's written instructions. The transfer of each Lender's portion of the Loan to the Servicer shall constitute a loan by such Lender to the Borrower, and interest on the amount transferred shall start to accrue at the agreed rate on the date of such transfer. The Servicer shall disburse the

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amounts transferred to it to the Borrower when all of the conditions precedent specified in Section 5.1 and 5.2 of the Loan Agreement have been met; provided, however, that Lenders holding a Super-Majority Interest may authorize the waiver of any one or more of the conditions precedent specified in Section 5.1.

                  (b) On or before three Business Days prior to the first day of each month, the Servicer shall notify the Borrower of the amount to be paid to the Servicer on the first day of the following month with respect to the Notes and shall collect such amount from the Borrower. Upon the occurrence of an Event of Default, at the direction of the Super-Majority Interest, the Servicer shall collect from the Borrower any and all Collections and shall exercise for the benefit of the Lenders all rights and interests with respect to the Loan, the Loan Documents and the Security. Subject to Section 4.14, the Servicer shall hold all Collections at any time received by the Servicer for the Lenders, and the Servicer shall promptly account for and pay each Lender, by wire transfer, such Lender's ratable portion of any and all such Collections based on (i) with respect to regular monthly payments made prior to the acceleration of the principal of the Loan, the ratio that the total amount of principal, interest and late payment charges then due and owing to such Lender under its Note bears to the aggregate amount of principal, interest and late payment charges then due and owing to all Lenders under the Notes; (ii) with respect to principal prepayments (whether voluntary or mandatory) prior to the acceleration of the principal of the Loan, the ratio that the outstanding principal balance of such Lender's Note bears to the aggregate outstanding principal balance of all the Notes; and (iii) after acceleration of the principal of the Loan, the ratio that the outstanding principal balance of such Lender's Note plus interest and late charges thereon bears to the aggregate outstanding principal balance of all the Notes plus interest and late charges thereon. Until remitted to the Lenders, the Servicer will hold all Collections as agent for the Lenders.

                  Section 4.11 Advice to Lenders. The Servicer shall forward to the Lenders copies of all notices, financial reports and other communications received under the Loan Documents from the Borrower by it as Servicer, excluding, however, any notices, reports and communications which by the terms hereof are to be furnished by the Borrower directly to the Lenders.

                  Section 4.12 Merger of Servicer. Any corporation or association into which the Servicer may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, ipso facto, shall be and become successor Servicer hereunder and vested with all the powers, discretions, immunities, privileges and all other matters as was its predecessor, without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

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                  Section 4.13 Successor Servicer. The Servicer may resign at any time by giving written notice of its intention to do so to the Lenders and the Borrower. The Super-Majority Interest may remove the Servicer at any time with or without just cause by giving the Servicer and the Borrower written notice of such removal. Upon any such notice of resignation or removal, the Super-Majority Interest shall have the right to appoint a successor Servicer. If no successor Servicer shall have been so appointed and shall have accepted such appointment within 30 days after the giving of notice of the retiring Servicer's resignation or removal, then the retiring Servicer may, on behalf of the Lenders, appoint a successor Servicer that shall be a commercial bank organized under the laws of the United States of America or of any State thereof and that has a combined capital and surplus of at least $100,000,000. Any such resignation or removal of the retiring Servicer shall be effective only upon the appointment of and acceptance of appointment by a successor Servicer. Upon such acceptance of appointment as the successor Servicer, such successor Servicer shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Servicer, and the retiring Servicer shall thereafter be discharged from its duties and obligations under this Agreement and the other Loan Documents. After the retiring Servicer's resignation or removal hereunder as the Servicer, the provisions of this Article IV shall inure to its benefit as to any actions taken or omitted to be taken by it while it was acting as the Servicer under this Agreement and any other Loan Document.

                  Section 4.14 Servicer's Right to Retain Fee; Offset. Notwithstanding anything to the contrary in this Agreement or any other Loan Document, the Servicer may withhold from each Lender's share of Collections, such Lender's pro rata share (based on the ratio that the outstanding principal balance of such Lender's Note bears to the outstanding principal balance of all the Notes) of the servicing fee then due and payable under Section 2.3. The Servicer may also, in its sole discretion, with written notice to the Lenders, offset from the Lenders' share of Collections any Extraordinary Expenses incurred by the Servicer; provided that (i) to the extent any of the foregoing fees and expenses shall not properly be reimbursable by the Borrower, or from any of its property or proceeds thereof, in accordance with the terms of the Loan Agreement and the other Loan Documents, then any amount so offset shall be deemed to have been received by the Lender against whom the offset was made for purposes of determining the Borrower's liability to such Lender, and (ii) to the extent any of the foregoing fees and expenses are reimbursable by the Borrower, or from its property or proceeds thereof, the Servicer will notify the Borrower of the amount thereof at least five days prior to setting off such amount from the Lenders' share of Collections.

                  Section 4.15 Communications and Meetings with Lenders.

                  (a) All communications from the Servicer to the Lenders requesting the Lenders' determination, consent, approval or disapproval
         (i) shall be given in the form of a written notice to the Lenders, (ii) shall be accompanied by a description of the matter or thing as to which such determination, consent, approval or disapproval is requested and shall advise the Lenders where such matter or thing may be inspected or shall otherwise adequately describe the matter or issue to be resolved, (iii) shall include to the extent not previously provided all written materials (to the extent necessary to make an informed decision) and a description of all oral information (to the extent necessary to make an informed decision) provided to the Servicer in respect of the matter or issue to be resolved, and (iv) shall include the course of action or determination recommended by the Servicer in respect thereof, if any. Each Lender shall respond within fifteen (15) business days after such written notice is given by the Servicer and, if such reply is not so given, the Lender shall be deemed to have approved such matter.

                  (b) A meeting of Lenders may be called by the Servicer at any time and from time to time pursuant to the provisions of this Section 4.15(b), to take any action authorized to be taken by or on behalf of the Lenders under any provision of this Agreement or the Loan Documents, which meeting shall be held in Evansville, Indiana. Notice of such meeting, setting forth the time, place and generally the subject thereof, shall be mailed to each Lender by first class mail, postage prepaid, not fewer than fifteen (15) nor more than ninety (90) days prior to the date of such meeting, at such Lender's address as it appears in the Servicer's records on the fifteenth (15th) day preceding such mailing, which fifteenth (15th) day preceding the mailing shall be the record date for the meeting. If at any time the Lenders holding at least 25% in aggregate principal amount of the Notes then outstanding shall have requested the Servicer to call a meeting of the Lenders, by written request setting forth the purpose of the meeting, and the Servicer shall not have mailed notice of the meeting within twenty (20) days after receipt of the request, then the requesting Lenders, or any of them, may determine the time and place of the meeting and may call the meeting to take action authorized by this Agreement by mailing notice of such meeting as provided above. Any meeting of the Lenders shall be valid without notice as to any Lender present by person or proxy or who shall have waived notice of such meeting before the meeting. Any Lender shall be entitled to participate by telephone in any meeting authorized in this Section.

                   Section 4.16 Mutilated, Lost, Stolen, Destroyed or Undelivered Notes. If any Note is mutilated, lost, stolen or destroyed, the Borrower may execute and the Servicer may authenticate a new Note of the same denomination so long as any such mutilated Note shall first be surrendered to the Servicer, and, in the case of any lost, stolen or destroyed Note, there shall first be furnished to the Borrower and the Servicer reasonable evidence of such loss, theft or destruction, together with an indemnity reasonably satisfactory to them. If the Note has matured or been prepaid, instead of issuing a duplicate Note, the Servicer may with the consent of the Borrower pay the Note without requiring surrender of the Note and make such requirements as the Servicer deems fit for its protection, including a lost instrument bond. The Servicer may charge the holder of the Note its reasonable fees and expenses in this connection.

                                    ARTICLE V
                                  Miscellaneous

                  Section 5.1 Amendments. This Agreement can be amended or modified only by a writing signed by the parties hereto.

                  Section 5.2 Jurisdiction. The provisions of the Loan
Agreement regarding governing law, jurisdiction, choice of forum and enforcement of remedies are incorporated into this Agreement by reference.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

PRINCESA PARTNERS                          THE NATIONAL CITY BANK OF
                                             EVANSVILLE, as Servicer
By CONAMI, INC., Its General Partner

                                           By /s/ Stewart G. Herrington
By /s/ Jerry L. Baum                         -----------------------------------
  ---------------------------------          Its Executive Vice President
  Its President

and

By GOLDCOAST ENTERTAINMENT
   CRUISES, INC., Its General Partner


By /s/ Michael A. Hlavsa
  ---------------------------------
  Its President


             Signature Page to Servicing and Intercreditor Agreement

                                    LENDERS:

THE NATIONAL CITY BANK OF                  FIRST NATIONAL BANK
  EVANSVILLE

                                           By /s/ Brent Frank
By /s/ Stewart G. Herrington                 -----------------------------------
  ---------------------------------          Its Executive Vice President
  Its Executive Vice President


                                           UNITED PRAIRIE BANK - SLAYTON
LINN COUNTY STATE BANK

                                           By /s/ Skip Larson
By /s/ Serge L. Sisler                       -----------------------------------
  ---------------------------------          Its Executive Vice President
  Its President


UNITED COMMUNITY BANK OF                   PEOPLES NATIONAL BANK OF
  NORTH DAKOTA                               KEWANEE

By                                         By /s/ Charles Eastman
  ---------------------------------          -----------------------------------
  Its                                        Its President
     ------------------------------

                                           STATE BANK OF FARGO

                                           By
                                             -----------------------------------
                                             Its
                                                --------------------------------













             Signature Page to Servicing and Intercreditor Agreement

                                                                       Exhibit A
                                        to Servicing and Intercreditor Agreement

                               NOTICE OF TRANSFER


TO: _____________________________________, or its successors and assigns (the
"Servicer") under that certain Servicing and Intercreditor Agreement dated October, 15 1998 (the "Servicing Agreement") between the Servicer, _________________________, and PRINCESA PARTNERS (the "Borrower").


         The undersigned is the payee, or a successor in interest to the named payee (the "Transferring Payee"), of a certain Note dated as of October 15, 1998 in the initial principal amount of $____________ from the Borrower (the "Note") evidencing a portion of the loan funded pursuant to a certain Loan Agreement dated as of the same date.

         In accordance with and subject to all terms and conditions of the Servicing Agreement, the undersigned hereby notifies the Servicer that the undersigned has endorsed or otherwise transferred all its right title and interest in and to the Note and all Loan Documents (as defined in the Servicing Agreement) to the following party (the "Transferee"):


    _______________________________________________________
              NAME OF TRANSFEREE

Dated: __________________                   ______________________________
                                            (Name of Transferring Payee)

                                            By ___________________________
                                                  (Authorized Signator)
                                            Its __________________________

                        ACCEPTANCE OF LOAN DOCUMENT TERMS

         The undersigned as the above-referenced Transferee hereby acknowledges that it has acquired the Note, subject to all terms and conditions of the Loan Documents, and that the Transferee shall comply with the terms of the Servicing Agreement to the same extent as though the Transferee were an original "Lender" under the Servicing Agreement. As of this date, the undersigned reaffirms, acknowledges, agrees to and represents, as applicable, to the matters set forth in Section 3 of the Servicing Agreement.

         Set forth below is the true and correct name and address of the Transferee to which all payments and correspondence concerning the Note may be sent or delivered, along with a person authorized to act on behalf of the Transferee with respect to the Note;

    ____________________________________________________
                         ADDRESS

    ____________________________________________________
                         RESPONSIBLE OFFICER

    ____________________________________________________
                          EIN

Dated: __________________
                                            ______________________________
                                                (Name of Transferee)

                                            By ___________________________
                                                  (Authorized Signator)
                                               Its _______________________